SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Europe Capital Appreciation Fund

A Fund of Fidelity Investment Trust

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects the fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for February 12, 2014 cannot be held. If you do not plan to cast your vote at the meeting on February 12, 2014, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-8544. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Europe Capital Appreciation Fund and Fidelity Europe Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Fidelity Europe Capital Appreciation Fund by Fidelity Europe Fund.

If the Agreement is approved and the reorganization occurs, each shareholder of Fidelity Europe Capital Appreciation Fund will become a shareholder of Fidelity Europe Fund instead. Fidelity Europe Capital Appreciation Fund will transfer all of its assets to Fidelity Europe Fund in exchange solely for shares of beneficial interest of Fidelity Europe Fund and the assumption by Fidelity Europe Fund of Fidelity Europe Capital Appreciations Fund's liabilities, in complete liquidation of Fidelity Europe Capital Appreciation Fund.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

We believe, and the Board of Trustees unanimously agreed, that the merger is in the best interests of shareholders of the fund. The proposed merger would permit the Fidelity Europe Capital Appreciation Fund shareholders to pursue similar goals in a larger combined fund that has a similar investment objective.

Based on data for the 12 months ended July 31, 2013, and assuming all proposals are approved, Fidelity Europe Capital Appreciation Fund shareholders are expected to benefit from a net expense reduction of 0.03% of average net assets (including performance fee adjustments).

Do the funds being reorganized have similar investment objectives and policies?

Yes. The funds have a similar investment objective and similar investment policies.

Who is the fund manager for the Fidelity Europe Fund?

Risteard Hogan has managed Fidelity Europe Capital Appreciation Fund since March 2013 and Fidelity Europe Fund since April 2012. Effective December 16, 2013, Mr. Hogan and Stefan Lindblad serve as co-managers of Fidelity Europe Capital Appreciation Fund and Fidelity Europe Fund. Mr. Lindblad joined Fidelity Investments in 2010 and has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Lindblad served as a partner at KDA Capital beginning in 2005. Mr. Hogan and Mr. Lindblad are expected to continue to serve as co-managers of the combined fund after the Reorganization. However, FMR may, in its discretion, add or remove portfolio managers for a fund at any time.

Who bears the expenses associated with the reorganization?

As is typically the case with fund proposals intended to benefit existing shareholders, the target funds will bear the costs of holding their shareholder meetings. However, if expenses exceed the voluntary expense caps on Fidelity Europe Capital Appreciation Fund, Fidelity will ultimately bear the non-investment-related costs through reimbursements paid to the fund.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. FMR has voluntarily agreed to reimburse Fidelity Europe Capital Appreciation Fund to the extent that total operating expenses exceed 1.20%. For the most recent semi-annual period ended April 30, 2013, Fidelity Europe Fund total operating expenses are 1.03%.

If the reorganization is approved by shareholders, the combined fund will retain Fidelity Europe Fund's expense structure.

How will you determine the number of shares of Fidelity Europe Fund that I will receive?

As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is March 21, 2014.

Is the reorganization considered a taxable event to shareholders for federal income tax purposes?

No. FMR will obtain an opinion of counsel that the mergers will qualify as tax-free reorganizations for federal income tax purposes. As a result, a shareholder's exchange of his/her target fund shares for shares of the acquiring fund in the applicable merger transaction will not result in recognition of gain or loss for federal income tax purposes.

The target fund will be required to distribute any net realized capital gains (to the extent not offset by that fund's capital loss carryforwards) and any net investment income to shareholders prior to the merger closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (February 12, 2014), the meeting may be adjourned to permit further solicitation of proxy votes.

What are your plans for Fidelity Europe Capital Appreciation fund in the event shareholders do not approve the merger proposal?

If shareholders of a fund do not approve the merger, FMR will consider other options including recommending liquidation of that fund.

How would a fund liquidation work?

Let us make it clear that liquidation is one of the options we would consider if shareholders do not approve a merger proposal. In the event that option was chosen, FMR would propose a liquidation of the fund to the fund's Board of Trustees who would make a decision based on the best interests of the shareholders. The proposal would include details on the process and timeline. If approved by the Board of Trustees, shareholders would be notified in advance of the liquidation, though they would not have the opportunity to vote on the proposal.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is December 16, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

IMPORTANT

SHAREHOLDER UPDATE

Fidelity Advisor Europe Capital Appreciation Fund

A Fund of Fidelity Advisor Series VIII

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on an important proposal that affects the fund and your investment in it. This information describes the proposal and asks for your vote on this important issue.

Your vote is important, no matter how large or small your holdings may be.

We are writing to remind you that your participation is extremely important. Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for February 12, 2014 cannot be held. If you do not plan to cast your vote at the meeting on February 12, 2014, please indicate your vote on the enclosed proxy card(s). Shareholders who hold the fund in more than one account will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on the enclosed proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the enclosed postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone on behalf of the fund and classes. The fund may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-877-208-0098. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Europe Fund. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Fidelity Advisor Europe Capital Appreciation Fund by Fidelity Europe Fund. We will launch Advisor share classes for Fidelity Europe Fund that will serve as merger destinations for the corresponding classes of Fidelity Advisor Europe Capital Appreciation Fund if the merger is approved by shareholders of the fund.

If the Agreement is approved and the reorganization occurs, each shareholder of Fidelity Advisor Europe Capital Appreciation Fund will become a shareholder of Fidelity Europe Fund instead. Fidelity Advisor Europe Capital Appreciation Fund will transfer all of its assets to Fidelity Europe Fund in exchange solely for shares of beneficial interest of Fidelity Europe Fund and the assumption by Fidelity Europe Fund of Fidelity Advisor Europe Capital Appreciations Fund's liabilities, in complete liquidation of Fidelity Advisor Europe Capital Appreciation Fund.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

We believe, and the Board of Trustees unanimously agreed, that the merger is in the best interests of shareholders of the fund. The proposed merger would permit the Fidelity Advisor Europe Capital Appreciation Fund shareholders to pursue similar goals in a larger combined fund that has a similar investment objective.

Based on data for the 12 months ended July 31, 2013, and assuming all proposals are approved, Fidelity Advisor Europe Capital Appreciation Fund shareholders are expected to benefit from a net expense reduction as a percentage of average net assets (including the impact of Fidelity Europe Fund's performance fee adjustment) depending on class at the following rates: Class A, 0.05%; Class T, 0.05%; Class B, 0.05%; Class C, 0.05%; and Institutional Class, 0.15%.

Do the funds being reorganized have similar investment objectives and policies?

Yes. The funds have a similar investment objective and similar investment policies.

Who is the fund manager for the Fidelity Europe Fund?

Risteard Hogan has managed Fidelity Advisor Europe Capital Appreciation Fund since March 2013 and Fidelity Europe Fund since April 2012. Effective December 16, 2013, Mr. Hogan and Stefan Lindblad serve as co-managers of Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Europe Fund. Mr. Lindblad joined Fidelity Investments in 2010 and has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Lindblad served as a partner at KDA Capital beginning in 2005. Mr. Hogan and Mr. Lindblad are expected to continue to serve as co-managers of the combined fund after the Reorganization. However, FMR may, in its discretion, add or remove portfolio managers for a fund at any time.

Who bears the expenses associated with the reorganization?

As is typically the case with fund proposals intended to benefit existing shareholders, the target funds will bear the costs of holding their shareholder meetings. However, if expenses continue to exceed the voluntary expense caps on Fidelity Advisor Europe Capital Appreciation Fund, Fidelity will ultimately bear the non-investment-related costs through reimbursements paid to the fund.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. FMR has voluntarily agreed to reimburse Fidelity Advisor Europe Capital Appreciation Fund to the extent that total operating expenses exceed the following rates: Class A, 1.45%; Class T, 1.70%; Class B, 2.20%; Class C, 2.20%; and Institutional Class, 1.20%. For the most recent semi-annual period ended April 30, 2013, Fidelity Europe Fund total operating expenses are 1.03%.

If the reorganization is approved by shareholders, the combined fund will retain Fidelity Europe Fund's expense structure.

How will you determine the number of shares of Fidelity Europe Fund that I will receive?

As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is March 21, 2014.

Is the reorganization considered a taxable event to shareholders for federal income tax purposes?

No. FMR will obtain an opinion of counsel that the mergers will qualify as tax-free reorganizations for federal income tax purposes. As a result, a shareholder's exchange of his/her target fund shares for shares of the acquiring fund in the applicable merger transaction will not result in recognition of gain or loss for federal income tax purposes.

The target fund will be required to distribute any net realized capital gains (to the extent not offset by that fund's capital loss carryforwards) and any net investment income to shareholders prior to the merger closing. Any such distributions will be taxable for taxable shareholders (even if reinvested into the fund).

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (February 12, 2014), the meeting may be adjourned to permit further solicitation of proxy votes.

What are your plans for Fidelity Europe Capital Appreciation and Fidelity Advisor Europe Capital Appreciation funds in the event shareholders do not approve the merger proposals?

If shareholders of a fund do not approve the merger, FMR will consider other options including recommending liquidation of that fund.

How would a fund liquidation work?

Let us make it clear that liquidation is one of the options we would consider if shareholders do not approve a merger proposal. In the event that option was chosen, FMR would propose a liquidation of the fund to the fund's Board of Trustees who would make a decision based on the best interests of the shareholders. The proposal would include details on the process and timeline. If approved by the Board of Trustees, shareholders would be notified in advance of the liquidation, though they would not have the opportunity to vote on the proposal.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is December 16, 2013.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349